Exhibit 10.22

SECURITY AGREEMENT

This is a Security Agreement made this 3rd day of June, 2013 by and between NRFC CLINTON HOLDINGS, LLC, a Delaware limited liability company, having its chief executive offices and principal places of business at NorthStar Reality Finance, 399 Park Avenue, 18th floor, New York, New York 10022 Attn: Ronald J. Lieberman, Esq., Executive Vice President and General Counsel (the “Debtor”) and WEBSTER BANK, NATIONAL ASSOCIATION, a national association (the “Bank”), Webster Plaza, 145 Bank Street, Waterbury, Connecticut 06702.

I.              Security Interest, Obligations Secured.

(a)           Grant Of Security Interest. Debtor hereby grants to the Bank a security interest in all of the Debtor's present and future right, title and interest in and to any and all of its assets and personal property (the “Collateral”), including without limitation, the following property, whether now existing or hereafter created:

(i)           All Inventory and Goods (as such capitalized terms are defined in the Uniform Commercial Code as in effect in Connecticut, as may be amended from time to time) of the Debtor, whether now owned or hereafter acquired, including but not limited to, all goods, merchandise, raw materials, work in process, finished goods and products and all other tangible personal property whether now owned or hereafter acquired by the Debtor and held for sale or lease or furnished or to be furnished under contracts of service or used or consumed in the Debtor's business;

(ii)          All Accounts and all Supporting Obligations related thereto (as such capitalized terms are defined in the Uniform Commercial Code as in effect in Connecticut, as may be amended from time to time) of the Debtor, whether now existing or hereafter arising, including without limitation, all accounts receivable, health-care-insurance receivables, notes, drafts, acceptances or other forms of obligations and receivables, whether now or hereafter received by or belonging to the Debtor, for inventory sold or for services rendered, and all rights to payments under contracts, whether or not earned by performance, together with all guarantees and security therefor, all accounts arising or to arise therefrom, and all proceeds thereof (whether cash proceeds or otherwise), and including, without limitation, all rights of the Debtor in and to the goods represented thereby including reclaimed, returned or repossessed goods, and all rights the Debtor may have or acquire for securing or enforcing the foregoing, including without limitation, the rights to reserves, deposits, income tax refunds, choses in action, judgments, insurance proceeds and all other rights of the Debtor to receive payments;

(iii)          All Instruments, including Promissory Notes, Money, Documents and Chattel Paper, whether tangible or electronic, and all Supporting Obligations related thereto (as such capitalized terms are defined in the Uniform Commercial Code as in effect in Connecticut, as may be amended from time to time) of the Debtor, whether now existing or hereafter arising, including without limitation, all documents of title, policies and certificates of insurance, securities, deposits, money, cash or other property owned by the Debtor or in which it has an interest, including but not limited to, all property allocable to unshipped orders and merchandise returned by or reclaimed by or repossessed from customers, all rights of stoppage in transit, replevin, repossession and reclamation and all other rights of an unpaid vendor or lienor;

(iv)         All Deposit Accounts, Letter of Credit Rights and all Supporting Obligations related thereto (as such capitalized terms are defined in the Uniform Commercial Code as in effect in Connecticut, as may be amended from time to time) of the Debtor, whether now existing or hereafter arising, together with the rights to withdraw from said Deposit Accounts and make deposits to the same and the right to draw under Letters of Credit;

(v)          All Equipment, Farm Products and Fixtures (as such capitalized terms are defined in the Uniform Commercial Code as in effect in Connecticut, as may be amended from time to time) of the Debtor, whether now owned or hereafter acquired, including without limitation, all machinery and personal property (whether tangible or intangible) and all additions and accessions thereto and substitutions and replacements therefor, including without limitation, all tools, dies, molds and similar assets, furniture and furnishings;

(vi)         All General Intangibles, including Payment Intangibles and Software, and all Supporting Obligations related thereto (as such capitalized terms are defined in the Uniform Commercial Code as in effect in Connecticut, as may be amended from time to time) of Debtor, whether now existing or hereafter arising or acquired, including but not limited to, rights to reserves, deposits, tax refunds, choses in action, judgments, patents, patent applications, trademarks, trademark registrations and applications therefor, trade names, trade processes, trade secrets, copyrights, copyright registrations and applications therefor, licenses, franchises and corporate name and goodwill of Debtor's business, all insurance policies, including without limitation, business interruption policies, and cash values and proceeds thereof and all rights of the Debtor to receive payment;

(vii)        All Investment Property, including Certificated Securities, Uncertificated Securities, and Security Entitlements, and all Supporting Obligations related thereto (as such capitalized terms are defined in the Uniform Commercial Code as adopted in Connecticut, as may be amended from time to time) of whatever type or nature, including, without limitation, all security accounts, all commodity contracts, all commodity accounts and all financial assets of every type and nature and all rights thereto or therein and all financial accounts of every type and nature and all rights

2

thereto or therein, and all proceeds and products thereof, including without limitation, all insurance proceeds and fidelity bond proceeds related thereto;

(viii)       To the full extent permitted by law, all licenses, permits and agreements of any kind or nature, to the extent the same or the proceeds thereof may be assignable by the Borrower or to the extent the Borrower may grant a security interest therein or in the proceeds thereof, pursuant to which (a) the Debtor operates or has authority to operate property (whether tangible or intangible); (b) the Debtor possesses, uses or has authority to possess or use property (whether tangible or intangible) of others; or (c) others possess, use or have authority to possess or use property (whether tangible or intangible) of the Debtor; and

(ix)          Proceeds (as such capitalized term is defined in the Uniform Commercial Code as adopted in Connecticut, as may be amended from time to time) including without limitation, insurance proceeds, including, without limitation, the proceeds of business interruption insurance, and condemnation awards and products of all of the foregoing property described in (i) through (viii) hereof, whether such Proceeds take the form of Accounts, Inventory, Instruments, Documents, Chattel Paper, Investment Property, General Intangibles, Equipment, Farm Products or Fixtures, or otherwise.

(b)           Obligations Secured. The grant of the security interest herein by the Debtor to the Bank shall secure the payment and performance of all liabilities and obligations now or hereafter owing from the Debtor to the Bank of whatever kind or nature, whether or not currently contemplated at the time of this Security Agreement, whether such obligations be direct or indirect, absolute or contingent or due or to become due, including without limitation, all obligations of the Debtor, actual or contingent, in respect of contracts with the Bank relating to interest rate hedge products or letters of credit or banker's acceptances issued by the Bank for the account of or guarantied by the Debtor and all obligations of any partnership or joint venture as to which Debtor is or may become personally liable and all overdrafts in any account of the Debtor at the Bank (the “Obligations”, which term shall include all accrued interest and all costs and expenses, including reasonable attorney's fees, costs and expenses relating to the appraisal and/or valuation of assets and all costs and expenses incurred or paid by the Bank in exercising, preserving, defending, collecting, administering, enforcing or protecting any of its rights under the Obligations or hereunder or with respect to the Collateral or in any litigation arising out of the transactions evidenced by the Obligations). The Bank shall have the unrestricted right from time to time to apply (or to change any application already made) the proceeds of any of the Collateral to any Obligations, as the Bank, in its sole discretion, may determine.

(c)           The Debtor hereby acknowledges and agrees with the Bank as follows:

(i)          The Collateral shall also include, without limitation, the following categories of assets as defined in Article 9 of the Uniform Commercial Code as adopted in Connecticut from time to time (“Article 9”): goods (including inventory, equipment and

3

any accessions thereto), instruments (including promissory notes), documents, accounts (including health-care-insurance receivables to the extent permitted by applicable law), chattel paper (whether tangible or electronic), deposit accounts, letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), commercial tort claims, securities and all other investment property, general intangibles (including payment intangibles and software), supporting obligations and any and all proceeds of any thereof, wherever located, whether now owned and hereafter acquired. If the Debtor shall at any time, acquire a commercial tort claim, as defined in Article 9, the Debtor shall immediately notify the Bank in a writing signed by the Debtor of the brief details thereof and grant to the Bank in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Security Agreement, with such writing to be in form and substance satisfactory to the Bank.

(ii)           The Debtor hereby authorizes the Bank at any time and from time to time, pursuant to the provisions of this Security Agreement, to file financing statements, continuation statements and amendments thereto that describe the Collateral as “all assets of the Debtor” or words of similar effect and which contain any other information required by Part 5 of Article 9 for the sufficiency or filing office acceptance of any financing statement, continuation statement or amendment, including whether Debtor is an organization, the type of organization and any organization identification number issued to the Debtor. The Debtor shall furnish any such information to the Bank promptly upon request. Any such financing statements, continuation statements or amendments may be signed by the Bank on behalf of the Debtor (or any of them), as provided in this Security Agreement, and may be filed at any time in any jurisdiction.

(iii)          The Debtor shall at any time and from time to time, take such steps as the Bank may reasonably request for the Bank (a) to obtain an acknowledgement, in form and substance satisfactory to the Bank, of any bailee having possession of any of the Collateral that the bailee holds such Collateral for the Bank, (b) to obtain “control” of any investment property, deposit accounts, letter-of-credit rights or electronic chattel paper (as such terms are defined in Article 9 with corresponding provisions in §§ 9-104, 9-105, 9-106 and 9-107 relating to what constitutes “control” for such items of Collateral), with any agreements establishing control to be in form and substance satisfactory to the Bank, and (c) otherwise to insure the continued perfection and priority of the Bank’s security interest in any of the Collateral and of the preservation of its rights therein, whether in anticipation and following the effectiveness of Article 9 in any jurisdiction.

(iv)         Nothing contained herein shall be construed to narrow the scope of the security interest granted hereby in any of the Collateral or the perfection or priority thereof or to impair or otherwise limit any of the rights, powers, privileges or remedies of the Bank hereunder except as (and then only to the extent) specifically mandated by Article 9 to the extent then applicable.

(v)          The Debtor acknowledges and agrees that this security agreement grants, and is intended to grant, a security interest in all assets of the Debtor and that, in

4

addition to its other legal rights, the Bank is expressly authorized to authenticate and to file or transmit a financing statement or other record to perfect such security interest which describes the Collateral as “all personal property” or “all assets” of the Debtor. The Debtor represents and warrants that it shall not file a correction statement relating to the collateral or to any financing statement or fixture filing filed by the Bank without the Bank’s prior written consent. If the Debtor is a corporation, limited liability company, limited partnership or other Registered Organization (as that term is defined in Article 9) the Debtor shall, at its expense, furnish to Bank a certified copy of Debtor's organization documents verifying its correct legal name or, at Bank’s election, shall permit the Bank to obtain such certified copy at Debtor's expense. From time to time, at Bank’s election, the Bank may obtain a certified copy of Debtor's organization documents and a search of such Uniform Commercial Code filing offices as it shall deem appropriate, at Debtor's expense, to verify Debtor's compliance with the terms of this Security Agreement.

(d)           Security Interest and License re Intangibles. The Debtor hereby grants to the Bank a security interest in and, to the extent the same are assignable without the consent or approval of any other party thereto or any governmental entity, a non-exclusive license and right to use any and all patents, copyrights, tradenames, trademarks and all applications therefor, and licenses to any patent, copyright, tradename or trademark that the Debtor now owns, has the right to use or may hereafter own or acquire the right to use. The Bank's security interest and non-exclusive license, as set forth in this subparagraph, shall specifically include all rights of the Debtor which may be necessary in order for the Bank to exercise or get the full benefit and value from the security interest set forth in this Security Agreement.

(e)           Agreement Regarding Cash Proceeds of Collateral in the Possession of the Secured Party. The Bank may retain money or funds received as proceeds from the Collateral as additional collateral, which shall become part of the “Collateral” under this Security Agreement. The Bank shall not be required to apply such proceeds to the secured obligations or to remit them to the Debtor or to any other party until the full payment or performance by the Debtor of all Obligations and the termination of this Security Agreement.

II.            Representations and Warranties of Debtor

The Debtor hereby represents and warrants that:

(a)           The exact legal name of the Debtor is NRFC CLINTON HOLDINGS, LLC. Debtor is a limited liability company, duly organized and validly existing under the laws of the State of Delaware. Debtor has filed in the Office of the Connecticut Secretary of State, State of Connecticut and in all locations required under the laws of the State of Delaware . Debtor is qualified to do business in every state in which the nature of its business conducted or the character of its property owned in such state would require such qualification.

(b)           Debtor has the power to execute, deliver and perform this Security

5

Agreement, to borrow from the Bank. The execution, delivery and performance of this Security Agreement and any notes, guaranties or other documents, instruments or agreements evidencing Debtor's obligations to the Bank have been duly authorized and will not violate the Debtor's certificate of incorporation, by-laws, operating agreement, partnership agreement (as applicable) or, to the Debtor’s knowledge, any law, regulation or court order, and will not result in a default under any agreement or indenture to which the Debtor is a party.

(c)           Debtor has furnished to the Bank such tax returns, financial statements, including balance sheets and income statements showing profit (or loss) and other information about the Debtor's financial condition as the Bank shall have requested. These tax returns, financial statements and other information fairly present the financial condition of the Debtor for the periods then ended, reflect all known liabilities, direct or contingent, and, if financial statements, have been prepared in accordance with generally accepted accounting principles applied on a consistent basis. There has been no material adverse change in the assets, liabilities, financial condition or business of Debtor since the date of any financial statements, tax returns or other information delivered to the Bank before or after the date of this Security Agreement.

(d)           Debtor has good and marketable title to the property and assets, which are reflected on its financial statements, tax returns or other information. All of the Collateral is owned by the Debtor free and clear of all liens, pledges, security interests and mortgages, except for liens, pledges, security interests or mortgages in favor of the Bank or liens, pledges, security interests or mortgages permitted under the Commercial Loan Agreement of even date herewith between the Debtor and the Bank previously disclosed to the Bank in writing. No effective financing statement covering the Collateral or any proceeds thereof is on file in any public office except those disclosed in writing to the Bank.

(e)           There is no suit or proceeding at law or in equity affecting the Debtor or any of its properties which, if adversely determined, would materially impair the rights of the Debtor to carry on its business substantially as it is now being conducted or would have a materially adverse effect upon the financial condition of the Debtor. The Debtor is not a party to any document, agreement or instrument, and is not subject to any charge, order or other restriction, materially and adversely affecting its business, properties, assets, operations or condition, financial or otherwise, except as previously disclosed to the Bank in writing.

(f)            Debtor has filed all federal, state and local tax returns and other reports it is required by law to file and has paid all taxes and other charges that are due and payable.

(g)           Debtor is not in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any document, agreement or instrument to which Debtor is a party, except for minor defaults in purchase or sale orders or other agreements which neither individually nor in the aggregate have a

6

materially adverse effect on the Debtor.

(h)           Debtor has not, during the preceding five (5) years, changed its name, been a party to a merger, or used any other corporate or fictitious name except as previously described to the Bank in writing.

(i)            The place where Debtor keeps its records concerning the Collateral, the Debtor's principal place of business and the Debtor's chief executive office is the location set forth at the beginning of this Security Agreement. The Collateral is now and will continue to be kept at the location set forth at the beginning of this Security Agreement and at no other locations until such time as the written consent of the Bank to a change in location is received.

(j)            The Collateral is or may become attached to real estate known as 89-91 East Main Street, Clinton, Connecticut and a description of said real estate may be found in Volume ____ at Page _____ of the Clinton Land Records and the record owner is the Debtor.

III.           Covenants of Debtor

The Debtor hereby agrees and covenants that:

(a)           Debtor will keep the Collateral free from all liens, security interests and encumbrances except for the security interest granted herein or those specifically permitted under the Commercial Loan Agreement of even date herewith between the Debtor and the Bank and will defend the Collateral against all claims and demands of all persons at any time claiming any interest therein. The Debtor will not sell or otherwise transfer the Collateral or any interest therein, except for the sale and replacement of inventory and equipment in the ordinary course of business as presently conducted. The Debtor acknowledges and agrees that any security interest, sale or transfer of Collateral without the authorization of Bank will violate the rights of the Bank and the Bank may note this fact on any financing statement, fixture filing or other record filed by the Bank. In the event that any other security interest or lien attaches to the Collateral, other than the security interest to the Bank, Debtor hereby grants to Bank a power of attorney to, in the name of the Debtor, request and to enforce any right of Debtor to obtain, accountings and information from such other secured party or lienor relating to the obligations secured and collateral securing such security interest or lien, which power, being coupled with an interest, shall not be revocable by Debtor. Debtor agrees to pay or reimburse Bank upon demand for any reasonable charges resulting from such requests for information. From time to time, at Bank’s election, the Bank may obtain search of such Uniform Commercial Code filing offices as it shall deem appropriate, at Debtor’s expense, to verify Debtor’s compliance with the terms of this Security Agreement.

7

(b)          Debtor will preserve and keep in force its existence in the state of organization specified in subsection II.(a) above and will promptly pay all lawful taxes and assessments, subject, however, to Debtor’s right to contest the same, provided that the Bank’s security interest in the Collateral shall not be impaired, provided that in the event a lien is placed upon any of the Collateral, the Debtor shall within 10 days post a bond (i) in favor of the Bank in an amount equal to the lien and in form satisfactory to the Bank or (i) in favor of the lienor that will release any such lien on the Collateral with respect to any such contest if requested by the Bank. Unless the Bank consents in writing, the Debtor will not merge with any other entity or change its state of organization or change its form of organization. Debtor will not change its name without giving the Bank thirty (30) days prior written notice in which it sets forth its new name and the date on which the new name shall first be used. Debtor shall maintain its principal place of business and chief executive office at the address set forth in the beginning of this Security Agreement. Debtor shall, at all times, keep the Bank accurately informed in writing of each location where the Debtor's assets are kept and of each of its places of business and Debtor shall not remove any records to another state or change the location or open or close, move or change any existing or new place of business without giving the Bank at least thirty (30) days' prior written notice thereof. Debtor shall, at its expense, furnish to Bank a certified copy of Debtor’s organization documents verifying its correct legal name or, at Bank’s election, shall permit the Bank to obtain such certified copy at Debtor’s expense. From time to time, at Bank’s election, the Bank may obtain a certified copy of Debtor’s organization documents as it shall deem appropriate, at Debtor’s expense, to verify Debtor’s compliance with the terms of this Security Agreement.

(c)           Debtor will, at its expense, furnish to the Bank, upon Bank's demand, such further information, will execute and deliver to the Bank such financing statements and other agreements, instruments or documents, and will do all such acts as the Bank may, at any time or from time to time, reasonably request, or as may be necessary or appropriate to establish and maintain a valid and enforceable first security interest of the Bank in the Collateral. Notwithstanding the foregoing, the Bank is hereby authorized to authenticate and to file (without the Debtor's signature) financing statements, fixture filings or similar records naming the Debtor or any other party being or becoming bound by this security agreement (whether as a new debtor, a transferee of Collateral subject to Bank’s security interest or becoming a party to this Security Agreement) as the debtor and indicating the Collateral. Debtor shall not file a correction statement relating to the Collateral or to any financing statement or fixture filing filed by the Bank without the Bank’s prior written consent.

(d)           Debtor will keep the Collateral at all times insured against risks of loss or damage by fire (including so-called extended coverage), flood, theft and such other casualties as set forth in the Commercial Loan Agreement by and between the Debtor and the Bank of even date herewith as the same may be amended or modified from time to time (the “Loan Agreement”).

(e)           Debtor will notify the Bank in writing promptly upon its learning of any

8

event, condition, loss, damage, litigation, administrative proceeding or other circumstance which may materially and adversely affect the Collateral or the Bank's security interest in the Collateral. In the event that the Bank, in its sole discretion, shall determine that there has been any loss, damage or material diminution in the value of the Collateral, the Debtor will, whenever the Bank requests, pay to the Bank such amount as the Bank, in its sole discretion, shall have determined represents such loss, damage or material diminution in value (any such payment not to affect the Bank's security interest in such Collateral), less any amounts actually received by the Bank in respect of casualty proceeds or condemnation awards in accordance with the Commercial Loan Agreement.

(f)            Debtor will keep the Collateral in good order and repair, will not waste or destroy the Collateral or any part thereof and will not use the Collateral in violation of any applicable statute, ordinance or policy of insurance thereon. The Bank may examine and inspect the Collateral, the Debtor's books and records and any documents or instruments relating to the Collateral at any reasonable time or times wherever located.

(g)           Debtor will furnish to the Bank periodic financial statements as required by the Loan Agreement. The Debtor will also, at such intervals as the Bank may request, notify the Bank, upon a form satisfactory to the Bank, of all Collateral which has come into existence since the date hereof or the date of the last such notification.

(h)           At its option, but without obligation to do so, the Bank may discharge taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral in violation of the terms and conditions of the Loan Documents; may place and pay for insurance on the Collateral if the Debtor fails to comply with the requirements of the Commercial Loan Agreement with respect thereto; may order and pay for the repair, maintenance and preservation of the Collateral; and may pay any fees for filing or recording such instruments or documents as may be necessary or desirable to perfect the security interest granted herein. The Debtor agrees to reimburse the Bank on demand for any reasonable payment made or any reasonable expense incurred by the Bank pursuant to the foregoing authorization, and all such payments and expenses shall constitute part of the principal amount of Obligations hereby secured and shall bear interest at the highest rate payable on the Obligations of the Debtor to the Bank.

(i)           If any part of the Collateral is or becomes a fixture, the Debtor will, on demand, furnish the Bank with a disclaimer or release signed by all persons having an interest in the real estate or any interest in the Collateral, which is recorded or filed, or which may be, prior to the Bank's interest.

(j)            All representations now or hereafter made by the Debtor to the Bank, whether in this Security Agreement or in any supporting or supplemental documentation or statement are, will be, and shall continue to be true and correct in all material respects.

9

(l)           In the event that Collateral is in the possession of a bailee or other third party, Debtor shall, at Bank’s election (and in form and content satisfactory to the Bank), either: (i) cause a document of title, in form and content satisfactory to the Bank, to be issued in the name of the Bank or (ii) obtain the written acknowledgement of the bailee or third party that it is holding such Collateral for the benefit of the Bank.

(m)          With respect to any Collateral which is subject to a certificate of title, the Debtor shall: (i) cause a certificate of title to be issued perfecting the security interest of the Bank, unless such collateral is inventory held for sale in the ordinary course of Debtor’s business by the Debtor and until such collateral ceases to be such inventory; and (ii) not cause or permit a certificate of title to be issued in another state which does not list the Bank’s security interest.

IV.           Events of Default

The occurrence of any one or more of the following events shall constitute an “Event of Default” under this Security Agreement:

(a)           The failure of the Debtor to pay before the same becomes delinquent in accordance with the terms thereof, whether by acceleration or otherwise, any part of the Obligations;

(b)           The failure of the Debtor, beyond any grace or cure period therefor, to perform, keep or observe any other term, provision, condition, covenant, warranty or representation contained in this Security Agreement or in the Commercial Loan Agreement of even date herewith between the Debtor and the Bank or in any note or in any other document, instrument or agreement evidencing, governing or securing all or a portion of the Obligations, in each case beyond any applicable grace or cure period therefor;

(c)           Any warranty, representation or statement made or furnished to the Bank hereunder by or on behalf of the Debtor fails at any time to be true and correct as of the date made in any material respect; or

(d)           The (i) occurrence of any material uninsured loss, theft, damage or destruction of, or (ii) issuance or making of any levy, seizure, attachment, execution or similar process on, any Collateral or a material portion of Debtor's property or assets.

V.            Remedies

Upon and after the occurrence of an Event of Default or, if the Obligation is a demand Obligation, then at any time after demand, all of the Obligations may, at the option of the Bank and without further demand (except for the necessity of demand for

10

any demand Obligation), notice or legal process of any kind, be declared, and immediately shall become due and payable. The Bank shall have the following additional rights and remedies (which the Debtor, and, by becoming bound by the Obligations or this Security Agreement, all other Obligors, Guarantors and any New Debtors accept and agree upon):

(a)           All of the rights and remedies of a secured party under the Uniform Commercial Code or any other applicable law or at equity, all of which rights and remedies shall be cumulative and non-exclusive, to the extent permitted by law, in addition to any other rights and remedies contained in this Security Agreement or in any document, instrument or agreement evidencing, governing or securing the Obligations.

(b)           To the extent permitted by applicable law, the right to (i) take possession of the Collateral, without resort to legal process and without prior notice to Debtor, and for that purpose Debtor hereby irrevocably appoints the Bank its attorney-in-fact to enter upon any premises on which the Collateral or any part thereof may be situated and remove the Collateral therefrom, (ii) require the Debtor to assemble the Collateral and make it available to Bank in a place to be designated by the Bank, in its sole discretion, or (iii) the right to locate, disable or to take possession of the Collateral by electronic, digital, magnetic or wireless optical electromagnetic or similar means after giving any notices required under applicable law. The Debtor shall make available to the Bank all premises, locations and facilities necessary for the Bank's taking possession of the Collateral or for removing or putting the Collateral in saleable form.

(c)           The right to sell or otherwise dispose of all or any part of the Collateral by public or private sale or sales. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Bank will give the Debtor at least five (5) days' prior written notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition (which may include, without limitation, a public sale or lease of all or part of the Collateral) is to be made. The Debtor agrees that five (5) days is a reasonable time for such notice. The Bank, its employees, attorneys and agents may bid and become purchasers at any such sale, if public, and may purchase at any private sale any of the Collateral that is of a type customarily sold on a recognized market or which is subject to widely distributed standard price quotations. A public or private sale of the Collateral or any portion thereof may be accomplished by digital or electronic means, such as through use of the internet or other telecommunications means. At any public or private sale the Collateral shall be sold “as is” with no warranties by the Bank, whether express or implied. Any public or private sale shall be free from any right of redemption, which the Debtor waives and releases and which Debtor and any Guarantors agree that they will confirm in a separate written agreement after any default. If there is a deficiency after such sale and the application of the net proceeds from such sale, the Debtor shall be responsible for the same, with interest.

(d)           The right (and Debtor irrevocably appoints the Bank as attorney-in-fact for the Debtor for this purpose, such appointment being coupled with an interest), without

11

prior notice to Debtor and without resort to legal process, to notify the persons liable for payment of all accounts, chattel paper, instruments and general intangibles (as defined in the Uniform Commercial Code) at any time and direct such persons to make payments directly to the Bank, and to perform all acts the Debtor could take to collect on such accounts chattel paper, instruments and general intangibles, including, but without limitation, the right to notify postal authorities to change the address for delivery, open mail, endorse checks, bring collection suits, and realize upon Collateral securing such accounts chattel paper, instruments and general intangibles. At the Bank's request, all bills and statements sent by the Debtor to the persons liable for payments of such accounts chattel paper, instruments and general intangibles shall state that they have been assigned to, and are solely payable to, the Bank, and Debtor shall direct persons liable for the payment of such accounts chattel paper, instruments and general intangibles to pay directly to the Bank any sums due or to become due on account thereof.

(e)           The undersigned hereby gives the Bank a lien and right of set off for all of the undersigned's liabilities and obligations upon and against all the deposits, credits, collateral and property of the undersigned, now or hereafter in the possession, custody, safekeeping or control of the Bank or any entity under the control of Webster Financial Corporation or in transit to any of them. At any time, without demand or notice, Bank may set off the same or any part thereof and apply the same to any liability or obligation of the undersigned to the Bank or any affiliate of the Bank or Webster Financial Corporation, even though unmatured.

(f)           The Bank shall not be required to apply non-cash proceeds of any disposition of Collateral until cash is actually received by the Bank.

VI.           General

(a)           No waiver by the Bank of any failure to pay or perform shall be effective unless in writing nor operate as a waiver of any other failure to pay or perform or of the same failure to pay or perform on a future occasion, nor shall the failure or delay of the Bank to exercise, or the partial exercise of, any right, power or privilege provided for hereunder in any circumstances preclude the full exercise of such right, power or privilege in the same or similar circumstances in the future or the exercise of any other right or remedy.

(b)           This Security Agreement is intended as the final, complete and exclusive statement of the provisions contained in this Security Agreement. No amendment, modification, termination or waiver of any provision of this Security Agreement or consent to any departure by the Debtor therefrom shall, in any event, be effective unless the same shall be in writing and signed by the Bank. Any waiver of, or consent to any departure from, any provision of this Security Agreement shall be effective only in the specific instance of and for the specific purpose for which it is given, and shall not be deemed to extend to similar situations or to the same situation at a subsequent time. No notice to or demand upon the Debtor shall in any case entitle Debtor to any other or

12

further notice or demand in similar or other circumstances.

(c)           All rights of the Bank hereunder shall inure to the benefit of its successors and assigns, and all obligations of the Debtor shall bind the heirs, legal representatives, successors and assigns of Debtor.

(d)           Debtor will pay to the Bank on demand any and all costs and expenses, including attorney's fees, costs and expenses relating to the appraisal and/or valuation of assets and all costs and expenses incurred or paid by the Bank in exercising, collecting, establishing, defending, preserving, protecting, administering or enforcing any of its rights in the Collateral or under any of the Obligations.

(e)           This Security Agreement and the security interest created hereby shall be governed by and construed in accordance with the laws of the State of Connecticut.

(f)           This Security Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original and all of which when taken together shall constitute but one and the same instrument; and

(g)           The Bank and the Debtor hereby agree to the conduct of transactions by electronic means and that each hereby agrees that each will accept “electronic signatures” (as defined in the Connecticut Uniform Electronic Transactions Act – Chapter 15 of the Connecticut General Statutes) on all notices, certificates and communications as original signatures and entitled to full recognition as original signatures.

(h)           Whenever possible, each provision of this Security Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall to any extent be held invalid or unenforceable, then only such provision shall be deemed ineffective and the remainder of this Security Agreement shall not be affected.

(i)            Debtor hereby acknowledges receipt of a fully completed copy of this Security Agreement.

(j)            If not otherwise defined herein, the capitalized terms contained herein and not otherwise defined herein and which are defined in Article 9 shall have the meanings ascribed to them in Article 9.

13

VII.          Waivers

(a)           Debtor (i) acknowledges that this Security Agreement is part of a commercial transaction and (ii) to the extent permitted by any state or federal law, waives the right it may have to prior notice of and a hearing on the right of any holder of any and all loans and other transactions secured hereby to any remedy or combination of remedies that enables said holder, by way of attachment, foreign attachment, garnishment or replevin, to deprive Debtor of any of its property, at any time, prior to final judgment in any litigation instituted in connection with this Security Agreement.

(b)           The Bank and Debtor irrevocably waive all right to a trial by jury in any proceeding hereafter instituted by or against the Bank or the Debtor in respect of this Security Agreement, any document, instrument or agreement evidencing, governing or securing the Obligations hereby secured or the Collateral.

(c)           The Debtor waives notice of non-payment, demand, presentment, protest or notice of protest of the Collateral and all other notices, consents to any renewals or extensions of time of payment thereof and generally waives any and all suretyship defenses and defenses in the nature thereof.

THE BALANCE OF THIS PAGE IS INTENTIONALLY LEFT BLANK

SIGNATURE PAGES TO FOLLOW

14

IN WITNESS WHEREOF, Debtor has duly authorized and executed this Security Agreement as a sealed agreement this 3rd day of June, 2013.

NRFC CLINTON HOLDINGS, LLC,
a Delaware limited liability company

By:	NORTHSTAR REALTY HEALTHCARE, LLC,
a Delaware limited liability company

	By:	NRFC HEALTHCARE HOLDING
COMPANY, LLC,
a Delaware limited liability company

		By:	NRFC SUB-REIT CORP.,
a Maryland corporation

			By:	/s/ Ronald J. Lieberman
Executive Vice President &
General Counsel

[Signatures continued on next page]

Signature Page to Security Agreement

WEBSTER BANK, NATIONAL ASSOCIATION

By:	/s/ Elizabeth B. Shelley
Elizabeth B. Shelley
Senior Vice President

Signature Page to Security Agreement